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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


        Date of Report (Date of Earliest Event Reported): August 11, 2000


                     UNITED COMPANIES FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    LOUISIANA
                                    ---------
                 (State or Other Jurisdiction of Incorporation)


        1-7067                                           71-0430414
(Commission File Number)                    (I.R.S. Employer Identification No.)


8549 UNITED PLAZA BLVD., BATON ROUGE LOUISIANA                      70809
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (225) 987-0000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\954857\01\KGRT01!.DOC\78473.0003

Item 5.    Other Events.

                     The information set forth in the press release issued by United Companies Financial Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

                     (c)       Exhibits.
                               --------

                     99.1 Press release of United Companies Financial Corporation dated August 11, 2000.













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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    United Companies Financial Corporation

                                    By: /s/ Rebecca A. Roof
                                        ------------------------------------
                                        Rebecca A. Roof,
                                        Chief Financial Officer











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
                                 EXHIBIT INDEX

Item No.
--------

  99.1 Press release of United Companies Financial Corporation dated August 11, 2000.










                                       4